UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2009 (June 18, 2009)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                     000-16299                 13-3054685
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

71 Stevenson St, Suite 400, San Francisco, CA                       94105
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


               2040 Briggs Road, Suite B4, Mount Laurel, NJ, 08054
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On June 18, 2009, Kenneth Ruotolo, the Company's Chief Financial Officer and Secretary, terminated his employment with the Company. The Company has engaged the services of CMF Associates, of Philadelphia, Penna., to provide certain financial and accounting services to the Company and assist the Company in its financial and accounting operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANTs software inc.


Date: June 22, 2009                       By: /s/ Joseph Kozak
                                              ----------------
                                              Joseph Kozak, President, Chairman,
                                              Principal Executive Officer